Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of January 31, 2018 (this “Amendment”), to the Credit Agreement, dated as of June 29, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verint Systems Inc., a Delaware Corporation (the “Company”), the Restricted Subsidiary Borrowers from time to time parties thereto (together with the Company, the “Borrowers”; each, a “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Company has requested that the outstanding Initial Term Loans be refinanced with a new term facility (the “Refinancing Term Loan Facility”) in accordance with Section 2.26 of the Credit Agreement by obtaining Refinancing Term Loan Commitments (as defined in Section 5 of this Amendment) and having existing Initial Term Loans be continued as Refinancing Term Loans (as defined below) as provided herein;

WHEREAS, JPMorgan Chase Bank, N.A. is the lead arranger and bookrunner for the Refinancing Term Loan Facility (in such capacity, the “Lead Arranger”) for the Refinancing Term Loan Facility;

WHEREAS, the loans under the Refinancing Term Loan Facility (the “Refinancing Term Loans”) will replace and refinance the currently outstanding Initial Term Loans;

WHEREAS, except as otherwise provided herein, the Refinancing Term Loans will have the same terms as the Initial Term Loans currently outstanding under the Credit Agreement;

WHEREAS, each existing Term Loan Lender that executes and delivers a Lender Addendum (Cashless Roll) attached hereto (a “Lender Addendum (Cashless Roll)”) and in connection therewith agrees to continue all of its outstanding Initial Term Loans as Refinancing Term Loans (such continued Initial Term Loans, the “Continued Term Loans”, and such Lenders, collectively, the “Continuing Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) agree to continue all of its existing Initial Term Loans (such existing Initial Term Loans, the “Existing Term Loans”, and the Lenders of such Existing Term Loans, collectively, the “Existing Term Lenders”) outstanding on the First Amendment Effective Date (as defined below) as Refinancing Term Loans in a principal amount equal to the aggregate principal amount of such Existing Term Loans so continued (or such lesser amount as notified to such Lender by the Administrative Agent prior to the First Amendment Effective Date);

WHEREAS, subject to the preceding recitals, each Person (other than a Continuing Term Lender in its capacity as such) that executes and delivers a Lender Addendum (Additional Term Lender) attached hereto (a “Lender Addendum (Additional Term Lender)” and, together with a Lender Addendum (Cashless Roll), a “Lender Addendum”)) and agrees in connection therewith to make Refinancing Term Loans (collectively, the “Additional Term Lenders”) will thereby (i) agree to the terms of this Amendment and (ii) commit to make Refinancing Term Loans to the Company on the First Amendment Effective Date (the “Additional Term Loans”) in such amount (not in excess of any such commitment) as is determined by the Administrative Agent and notified to such Additional Term Lender;

WHEREAS, the proceeds of the Additional Term Loans will be used by the Company to repay in full the outstanding principal amount of the Existing Term Loans that are not continued as Refinancing Term Loans by Continuing Term Lenders;

WHEREAS, the Continuing Term Lenders and the Additional Term Lenders (collectively, the “Refinancing Term Lenders”) are severally willing to continue their Existing Term Loans as Refinancing Term Loans and/or to make Refinancing Term Loans, as the case may be, subject to the terms and conditions set forth in this Amendment;

WHEREAS, Section 2.26 of the Credit Agreement permits the Company to amend the Credit Agreement, with the written consent of the Administrative Agent and the Refinancing Term Lenders, to refinance the Existing Term Loans with the proceeds of the Refinancing Term Loan Facility, which constitute Replacement Term Loans under the Credit Agreement; and

WHEREAS, the Company, the Refinancing Term Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Article I of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“First Amendment”: the First Amendment, dated as of the First Amendment Effective Date, to this Agreement.

“First Amendment Effective Date”: January 31, 2018.

“Refinancing Term Loans”: shall have the meaning assigned to such term in the First Amendment.

“Refinancing Term Loan Commitment”: shall have the meaning assigned to such term in the First Amendment.

(b) Clause (a) of the definition of “Applicable Margin” is hereby amended by (i) replacing “2.25%” where used therein with “2.00%” and (ii) replacing “1.25%” where used therein with “1.00%”.

(c) The definition of “Term Loan” is hereby amended and restated in its entirety as follows:

“Term Loan”: (i) prior to the First Amendment Effective Date, an Initial Term Loan and (ii) on or after the First Amendment Effective Date, a Refinancing Term Loan or an Incremental Term Loan of any Series.

(d) The definition of “Term Loan Commitment” is hereby amended and restated in its entirety as follows:

“Term Loan Commitment”: (i) prior to the First Amendment Effective Date, an Initial Term Loan Commitment and (ii) on or after the First Amendment Effective Date, a Refinancing Term Loan Commitment or an Incremental Term Loan Commitment of any Series.

SECTION 3. Amendments to Article II of the Credit Agreement.

(a) Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as of the First Amendment Effective Date as follows:

“Term Loan Commitments. Subject to the terms and conditions set forth herein, each Term Loan Lender severally agrees to make an Initial Term Loan to the Company on the Closing Date in a principal amount not exceeding its Initial Term Loan Commitment. Subject to the terms and conditions of the First Amendment, each Term Loan Lender severally agrees to make a Refinancing Term Loan to the Company on the First Amendment Effective Date in a principal amount not exceeding its Refinancing Term Loan Commitment. Following the making or continuation thereof, as applicable, on the First Amendment Effective Date, the Refinancing Term Loans shall constitute Term Loans in all respects. The Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Company and notified to the Administrative Agent in accordance with Sections 2.02 and 2.11.”

(b) Section 2.03(a) of the Credit Agreement is hereby amended as of the First Amendment Effective Date by replacing the first two sentences of such section with the following: “The Company shall pay to the Administrative Agent, for the account of the Term Loan Lenders, on each Payment Date commencing with the Payment Date occurring on August 1, 2017, a principal amount of Initial Term Loans or Refinancing Term Loans, as applicable, equal to 0.25% of the aggregate principal amount of Refinancing Term Loans outstanding on the First Amendment Effective Date (which amount for purposes of this Section shall be deemed to be equal to the aggregate principal amount of Initial Term Loans outstanding on the Closing Date) (as such amount may be reduced pursuant to Sections 2.09(b) and 2.10(g)). To the extent not previously paid in full, all Refinancing Term Loans shall be due and payable on the Term Loan Maturity Date.”

(c) Section 2.06(a)(ii) of the Credit Agreement is hereby amended as of the First Amendment Effective Date by replacing the phrase “the principal amount of each Initial Term Loan” where used therein with the phrase “the principal amount of each Initial Term Loan or Refinancing Term Loan, as applicable”.

(d) Section 2.07(b) of the Credit Agreement is hereby amended as of the First Amendment Effective Date by replacing the phrase “on or prior to December 29, 2017” where used therein with the phrase “after the First Amendment Effective Date and on or prior to the six (6) month anniversary of the First Amendment Effective Date”.

SECTION 4. Amendments to Certain other Sections of the Credit Agreement. Effective immediately after giving effect to the Refinancing Term Loan Facility and any extensions of credit thereunder on the First Amendment Effective Date, the Company, the Required Lenders and the Administrative Agent agree to amend the Credit Agreement as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“Competitors List”: as defined in the definition of “Competitor”, as the same may be supplemented from time to time pursuant thereto.

“Designation Effective Date”: as defined in the definition of “Competitor”.

(b) The definition of “Competitor” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Competitor”: any Person which competes in a direct, significant or material way with the Company or its Restricted Subsidiaries and has been designated as such to the Administrative Agent by the Company from time to time (the list of such Persons, the “Competitors List”), and such Person’s parent entities, affiliates and subsidiaries, in each case, that are clearly identifiable as such solely by virtue of the similarity of their names; provided that (i) such Competitors List shall become effective three (3) Business Days after such list is provided in writing to the Administrative Agent via electronic mail submitted to JPMDQ_Contact@jpmorgan.com (or to such other address as the Administrative Agent may designate to the Borrower from time to time) (the “Designation Effective Date”) and (ii) in no event shall the designation of any Person as a Competitor apply retroactively to disqualify any Person that, prior to the Designation Effective Date, has (x) acquired an assignment or participation interest under this Agreement or (y) entered into a trade to acquire an assignment or participation interest under this Agreement; provided, further that in connection with any assignment or participation, the Assignee or Participant with respect to such proposed assignment or participation that is an investment bank, a commercial bank, a finance company, a fund, or other Person which (together with its Affiliates) merely has a non-controlling economic interest in any such direct competitor, and is not itself such a direct competitor of the Company or its Restricted Subsidiaries, shall not be deemed to be a direct competitor for the purposes of this definition. Delivery of the Competitors List or any supplement thereto, in each case, to the Administrative Agent shall only be deemed to be received and effective if such list of Competitors and each such supplement is delivered to the following email address: JPMDQ_Contact@jpmorgan.com.

(c) The definition of “Eligible Assignee” in Section 1.01 of the Credit Agreement is hereby amended by replacing “10 Business Days” where used therein with “seven Business Days”.

(d) Section 10.06(c) of the Credit Agreement is hereby amended by replacing “$1,000,000” where used therein with “$500,000”.

(e) Section 10.06(j) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(j) Competitors List.

(i) The Competitors List will be (i) posted to the Lenders on both the “Public Side Information” and the “Private Side Information” portions of the

Platform, subject to the confidentiality provisions thereof in accordance with Section 10.15 hereof, and (ii) made available to the Lenders and the Issuing Lenders upon written request to the Administrative Agent. The Company hereby acknowledges and consents to the posting and/or distribution of the Competitors List pursuant to the terms set forth in this Agreement. The parties to this Agreement hereby acknowledge and agree that the Administrative Agent will not be deemed to be in default under this Agreement or to have any duty or responsibility or to incur any liabilities as a result of a breach of this Section 10.06(j), nor will the Administrative Agent have any duty, responsibility or liability to monitor or enforce assignments, participations or other actions in respect of Competitors, or otherwise take (or omit to take) any action with respect thereto.

(ii) Notwithstanding anything to the contrary herein, each of the Company, each Lender and each Issuing Lender acknowledges and agrees that the Administrative Agent shall not have any responsibility or obligation to determine whether any Lender or potential Lender is a Competitor and the Administrative Agent shall have no liability with respect to any assignment or participation made to any Competitor (regardless of whether the consent of the Administrative Agent is required thereto), and none of the Company, any Lender, any Issuing Lender or their respective Affiliates will bring any claim to such effect.

SECTION 5. Refinancing Term Loans.

(a) Subject to the terms and conditions set forth herein (i) each Continuing Term Lender agrees to continue all (or such lesser amount as notified to such Lender by the Administrative Agent prior to the First Amendment Effective Date) of its Existing Term Loans as a Refinancing Term Loan on the First Amendment Effective Date in a principal amount equal to such Continuing Term Lender’s Refinancing Term Loan Commitment (as defined below) and (ii) each Additional Term Lender agrees to make a Refinancing Term Loan on such date to the Company in a principal amount equal to such Additional Term Lender’s Refinancing Term Loan Commitment. For purposes hereof, a Person shall become a party to the Credit Agreement as amended hereby and a Refinancing Term Lender as of the First Amendment Effective Date by executing and delivering to the Administrative Agent, on or prior to the First Amendment Effective Date, a Lender Addendum (Additional Term Lender) in its capacity as a Refinancing Term Lender. For the avoidance of doubt, the Existing Term Loans of a Continuing Term Lender must be continued in whole and may not be continued in part unless approved by the Lead Arranger.

(b) Each Additional Term Lender will make its Refinancing Term Loan on the First Amendment Effective Date by making available to the Administrative Agent, in the manner contemplated by Section 2.02 of the Credit Agreement, an amount equal to its Refinancing Term Loan Commitment. The “Refinancing Term Loan Commitment” (i) of any Continuing Term Lender will be the amount of its Existing Term Loans as set forth in the Register as of the First Amendment Effective Date (or such lesser amount as notified to such Lender by the Administrative Agent prior to the First Amendment Effective Date), which shall be continued as an equal amount of Refinancing Term Loans, and (ii) of any Additional Term Lender will be such amount (not exceeding any commitment offered by such Additional Term Lender) allocated to it by the Administrative Agent and notified to it on or prior to the First Amendment Effective Date. The commitments of the Additional Term Lenders and the continuation undertakings of the Continuing Term Lenders are several, and no such Lender will be responsible for any other such Lender’s failure to make or acquire by continuation its Refinancing Term Loan. The

Refinancing Term Loans may from time to time be ABR Loans or Eurocurrency Loans, as determined by the Company and notified to the Administrative Agent as contemplated by Sections 2.02 and 2.03 of the Credit Agreement. The Lenders having Existing Term Loans that are prepaid in connection with the making of the Refinancing Term Loans shall be entitled to the benefits of Section 2.16 of the Credit Agreement with respect thereto. The Continuing Term Lenders hereby waive the benefits of Section 2.16 of the Credit Agreement with respect thereto.

(c) The obligation of each Refinancing Term Lender to make or acquire by continuation Refinancing Term Loans on the First Amendment Effective Date is subject to the satisfaction of the conditions set forth in Section 6 of this Amendment.

(d) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “Term Loans” shall be deemed a reference to the Refinancing Term Loans contemplated hereby, except as the context may otherwise require. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Existing Term Lender in respect of such Lender’s Existing Term Loans to the same extent expressly set forth therein.

(e) The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Lead Arranger, including by repayment of Continued Term Loans of a Continuing Term Lender followed by a subsequent assignment to it of Refinancing Term Loans in the same amount.

(f) For the avoidance of doubt, the Lenders hereby acknowledge and agree that, at the sole option of the Lead Arranger, any Lender with Existing Term Loans that are prepaid as contemplated hereby shall, automatically upon receipt of the amount necessary to purchase such Lender’s Existing Term Loans so replaced, at par, and payment of all accrued and unpaid interest thereon, be deemed to have assigned such Loans pursuant to a form of Assignment and Assumption and, accordingly, no other action by the Lenders, the Administrative Agent or the Loan Parties shall be required in connection therewith. The Lenders hereby agree to waive the notice requirements of Sections 2.10(d) and 2.11(a) of the Credit Agreement in connection with the prepayment or replacement of Existing Term Loans contemplated hereby.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received (i) a duly executed and completed counterpart hereof that bears the signature of the Company, (ii) a duly executed and completed counterpart hereof that bears the signature of the Administrative Agent and (iii) Lender Addenda, executed and delivered by the Continuing Term Lenders and the Additional Term Lenders.

(b) The Administrative Agent shall have received an Acknowledgment and Confirmation in the form of Annex I hereto from an authorized officer of each Loan Party.

(c) The Administrative Agent shall have received all fees due and payable thereto or to any Continuing Term Lender or Additional Term Lender on or prior to the First Amendment Effective Date.

(d) To the extent invoiced at least one Business Day prior to the First Amendment Effective Date, the Administrative Agent shall have received reimbursement or payment of all reasonable out-of- pocket expenses (including reasonable and documented fees, charges and disbursements of Simpson Thacher & Bartlett LLP) in connection with this Amendment.

(e) No Event of Default or Default shall have occurred and be continuing.

(f) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company, certifying on behalf of the Company that, (i) immediately after giving effect to the Refinancing Term Loans, the representations and warranties set forth in the Loan Documents, as amended by this Amendment, are true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 4.19 of the Credit Agreement, which shall be true and correct in all material respects as of the First Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (as written), and (ii) no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date after giving effect to this Amendment and the Refinancing Term Loans.

(g) The Administrative Agent shall have received, on behalf of itself and the Lenders on the First Amendment Effective Date (after giving effect hereto), a favorable written opinion or (opinions) of counsel for the Loan Parties dated as of the First Amendment Effective Date, addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent covering such matters relating to this Amendment and the other Loan Documents as the Administrative Agent shall reasonably request.

(h) The Administrative Agent shall have received in the case of each Loan Party each of the items referred to in clauses (i), (ii) and (iii) below:

(i) a copy of the certificate or articles of incorporation, certificate of limited partnership or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the relevant authority of the jurisdiction of organization of such Loan Party;

(ii) a certificate of the Secretary or Assistant Secretary or similar officer of each Loan Party dated the First Amendment Effective Date and certifying:

(A) that attached thereto is a true and complete copy of the by-laws (or partnership agreement, limited liability company agreement or other equivalent governing documents) of such Loan Party as in effect on the First Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below,

(B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of such Loan Party (or its managing general partner or managing member) authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such person is a party and, in the case of the Company, the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the First Amendment Effective Date,

(C) that the certificate or articles of incorporation, certificate of limited partnership or certificate of formation of such Loan Party has not been amended since the date of the last amendment thereto disclosed pursuant to clause (i) above, and

(D) as to the incumbency and specimen signature of each officer executing any Loan Document (including the Acknowledgment and Confirmation in the form of Annex I hereto) or any other document delivered in connection herewith on behalf of such Loan Party; and

(iii) a certificate of a director or another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary or similar officer executing the certificate pursuant to clause (ii) above.

(i) The Administrative Agent shall have received a solvency certificate in form substantially consistent with the solvency certificate delivered under the Credit Agreement, or otherwise in form reasonably satisfactory to the Administrative Agent, and signed by the Chief Financial Officer of the Company.

Notwithstanding any other provisions of this Amendment to the contrary, the Administrative Agent may appoint a fronting lender to act as the sole Additional Term Lender for purposes of facilitating funding on the First Amendment Effective Date. Accordingly, any Lender Addendum (Additional Term Lender) submitted by or on behalf of an Additional Term Lender other than such fronting lender will be deemed ineffective unless accepted by the Lead Arranger in its sole discretion.

SECTION 7. Representations and Warranties. The Company represents and warrants to each of the Lenders and the Administrative Agent that as of the First Amendment Effective Date:

7.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

7.2. Each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date (other than the representations and warranties contained in Section 4.19 of the Credit Agreement, which shall be true and correct in all material respects as of the First Amendment Effective Date)); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects (as written).

SECTION 8. Effect of Amendment.

8.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan

Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

8.2. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment and the Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.3. Except as expressly provided herein or in the Credit Agreement, the Amended Term Loan Facility shall be subject to the terms and provisions of the Credit Agreement and the other Loan Documents.

SECTION 9. General.

9.1. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

9.2. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Simpson Thacher & Bartlett LLP, primary counsel for the Administrative Agent.

9.3. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

9.4. Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

VERINT SYSTEMS INC., as Borrower

By:	/s/ Douglas E. Robinson
Name: Douglas E. Robinson
Title: Chief Financial Officer

Signature Page to Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Daglas Panchal
Name: Daglas Panchal
Title: Executive Director

Signature Page to Amendment

Annex I

ACKNOWLEDGMENT AND CONFIRMATION

(a) Reference is made to the FIRST AMENDMENT, dated as of January 31, 2018 (the “Amendment”; capitalized terms used herein without definition shall have the meanings therein), to the CREDIT AGREEMENT, dated as of June 29, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Verint Systems Inc., a Delaware Corporation (the “Company”), the Restricted Subsidiary Borrowers from time to time parties thereto (together with the Company, the “Borrowers”; each, a “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

(b) The Credit Agreement is being amended and the Company is obtaining Refinancing Term Loans to replace the Existing Term Loans pursuant to the Amendment as set forth therein (the “Amended Credit Agreement”). Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related guarantees.

(c) This Acknowledgment and Confirmation shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).

(d) THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(e) This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgment and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgment and Confirmation by email or facsimile transmission (or other electronic transmission) shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgment and Confirmation to be duly executed and delivered as of the date first written above.

VERINT SYSTEMS INC., as Borrower

By:
Name:
Title:

RESTRICTED SUBSIDIARY GUARANTORS: VICTORY ACQUISITION I LLC

By:	__________________________________
Name:
Title:

VERINT AMERICAS INC. VERINT ACQUISITION LLC GLOBAL MANAGEMENT TECHNOLOGIES, LLC VERINT WITNESS SYSTEMS LLC

By:	__________________________________
Name:
Title:

VERINT SECURITY INTELLIGENCE INC.

By:
Name:
Title: